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                                1,000,000 SHARES
                                 PERCLOSE, INC.
                                  COMMON STOCK
                               ($0.001 PAR VALUE)
                             UNDERWRITING AGREEMENT

                                                               November   , 1997

BT ALEX. BROWN INCORPORATED
PIPER JAFFRAY INC.
As Representatives of the Several Underwriters
c/o BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

    Perclose, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 1,000,000 shares of the Company's Common Stock, $0.001 par value (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 150,000 additional shares of the Company's Common Stock (the "Option Shares") as set forth below. If the firms listed in Schedule I hereto include only the Representatives, then the terms, "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firms.

    As Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in
Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

    In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

    1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        (a) The Company represents and warrants as follows:

            (i) A registration statement on Form S-3 (File No. 333-     ) with
       respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Incorporated Documents (as defined) heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act (as defined) and the rules and regulations of the Commission thereunder. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised through the
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       date hereof, have heretofore been delivered by the Company to you. The term "Registration Statement" as used in this Agreement shall mean the registration statement and the prospectus, including all financial statements, schedules and exhibits, included or incorporated by reference therein (the "Incorporated Documents") that the Company has filed with the Securities Exchange Act of 1934 ("Exchange Act") the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Rules and Regulations) and, in any a term sheet used pursuant to Rule 434, and in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall also be deemed to include such Rule 462 Registration Statement. The Registration Statement has been declared effective by the Commission under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus filed by the Company with the Commission pursuant to its Rule 424(b) and Rule 430A is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

            (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification and in which the failure so to qualify would materially adversely affect the business, condition (financial or otherwise) results of operations or prospects for the future of the Company. The Company has no subsidiaries.

           (iii) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus and such capital stock conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus and any Incorporated Document (and such statements correctly state the substance of the instruments defining the capitalization of the Company; the outstanding shares of Common Stock of the Company, have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with all applicable federal and state securities laws; the shares of Common Stock to be sold by the Company have been duly authorized and, when issued hereunder, will be validly issued, fully paid and non-assessable and will have been issued in compliance with all federal and state securities laws; no shareholder of the Company has any right pursuant to any agreement which has not been waived to require the Company to register the sale of any shares owned by such shareholder under the Act in the public offering contemplated hereby; all necessary and proper corporate proceedings have been taken in order validly to authorize and issue such authorized Common Stock and no further approval or authority of the shareholders or the Board of Directors of the Company is required for the sale of the Shares to be sold by the Company as contemplated hereby.

           (iv) The Shares conform with the statements concerning them in the Registration Statement in all material respects. Except as specifically disclosed in the Registration Statement and the financial statements of the Company and the related notes thereto, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contacts or commitments to issue or sell shares of its capital stock or any such options, rights, convertible securities or obligations. The descriptions of the Company's stock option, stock purchase and other stock-

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       based plans, and of the options or other rights granted and exercised thereunder, set forth in the Prospectus or incorporated therein, are accurate summaries and fairly present the information required to be shown with respect to such plans and rights in all material respects.

            (v) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (A) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that none of the representations and warranties contained in this subparagraph (v) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof. No Incorporated Document when it was filed (or, if an amendment), amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further amendment will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (vi) The financial statements of the Company, together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and results of operations of the Company, at the indicated dates and for the indicated periods. Such financial statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data and schedules included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

           (vii) There is no material action, suit or proceeding pending or, to the knowledge of the Company, after due inquiry, threatened against the Company before any court or regulatory, governmental or administrative agency or body which might result in any material adverse change in the business or condition (financial or otherwise) or results of operation or prospects for the future of the Company except as set forth in the Registration Statement. The Company is not a party or subject to the provisions of any injunction, judgment, order, decree or of any court, or any regulatory, administrative or governmental body or agency.

          (viii) The Company has good and marketable title to all of the properties and assets owned by the Company reflected in either the financial statements or as described in the Registration

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       Statement and is subject to no lien, mortgage, security interest, pledge or encumbrance of any kind, except those reflected in such financial statements or as described in the Registration Statement and except for such encumbrances that, individually or in the aggregate, would not have a material adverse effect on the Company. The Company occupies its leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

           (ix) The Company has filed all foreign, federal, state and local income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it. There is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company which could materially adversely affect the business, operations or property of the Company. The Company has paid all sales, user and transfer taxes applicable to it and its business and operations which were or are due. The Company has not received any notice or deficiency or claim for payment from any governmental or regulatory body with respect to such sales, user or transfer taxes.

            (x) Since the respective dates as of which information is given in the Registration Statement and Prospectus, as it may be amended or supplemented, (A) there has not been any material adverse change or development involving a prospective material adverse change in or affecting the business management, condition (financial or otherwise), results of operations or prospects for the future of the Company whether or not occurring in the ordinary course of business, (B) there has not been any transaction entered into by the Company, other than transactions in the ordinary course or transactions specifically described in the Registration Statement, as it may be amended or supplemented, (C) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, not covered by insurance, (D) the Company has not paid or declared any dividends or other distribution with respect to its capital stock, except as described in the Registration Statement, and the Company is not in default in the payment of principal of or interest on any outstanding debt obligations and (E) there has not been any change in the capital stock (other than the sale of the Shares, the conversion of the Preferred Stock into Common Stock or the exercise of outstanding stock options pursuant to the Company's stock option plan described in the Registration Statement) or material increase in indebtedness of the Company. The Company does not have any material contingent obligation which is not disclosed in the Registration Statement (or contained in the financial statements or related notes thereto), as such may be amended or supplemented.

           (xi) The Company is not in violation or default under any provision of its Certificate of Incorporation or bylaws, or any of its agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds of trust, indentures or other instruments or obligations to which the Company is a party or by which it or any of its properties is or may be bound or affected, except where such violation or default would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company.

           (xii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or the giving of notice or the passage of time or both, a default under, any indenture, license, mortgage, lease, franchise, permit, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its property is or may be bound or affected, except where such breach, violation or default would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company, or violate any of the provisions of the Certificate of Incorporation or bylaws of the Company or violate any injunction, judgment, order, decree, statute, rule or regulation applicable to the Company of any court or of any regulatory, administrative or governmental body or agency having jurisdiction over the Company or any of its property.

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          (xiii) The Company has the legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

          (xiv) Each approval, registration, qualification, license, permit, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or agency necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and each is in full force and effect.

           (xv) Except as otherwise expressly described in the Registration Statement, the Company owns or possesses adequate and sufficient rights to use all patents, patent rights, trade secrets, licenses or royalty arrangements, trademarks and trademark rights, service marks, trade names, copyrights, know how or proprietary techniques or rights thereto of others, and governmental, regulatory or administrative authorizations, order, permits certificates and consents necessary for the conduct of the business of the Company, except where the failure to possess such would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company; the Company is not aware of any material pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company is violating any patents, patent rights, copyrights, trademarks or trademark rights, inventions, service marks, tradenames, licenses or royalty arrangements, trade secrets, know how or proprietary techniques or rights thereto of others, or governmental, regulatory or administrative authorizations, orders, permits, certificates and consents; except as otherwise expressly described in the Registration Statement, the Company is not aware of any rights of third parties to, or any infringement of, any of the Company's trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how or proprietary techniques, including processes and substances, or rights thereto of others, which could materially adversely affect the use thereof by the Company; the Company is not aware of any pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any of such trademarks or trademark rights, copyrights, licenses or royalty arrangements, trade secrets, know how, or proprietary techniques or rights thereto of others.

          (xvi) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to or incorporated by reference the Registration Statement by the Act or by the Rules and Regulations or the Exchange Act which have not been described or filed as required.

          (xvii) The Company is conducting business in compliance with all applicable laws, rules and regulations, of the jurisdictions in which it is conducting business including, without limitation, all applicable local, state, federal and foreign medical devise and environmental laws and regulations, except where the failure to so comply would not have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Company.

         (xviii) The Company has not, directly or indirectly, at any time during the past five years (A) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of laws, or (B) made any payment to any federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

          (xix) The Company maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, general liability insurance and insurance

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       governing all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risk customarily insured against, all of which insurance is in full force and effect.

           (xx) Ernst & Young, LLP, who have certified the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          (xxi) No offering, sales or other disposition of any Common Stock of the Company will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company, otherwise than hereunder or with the prior written consent of the Representatives or pursuant to the grant by the Company of stock options or stock purchase rights or the exercise of outstanding stock options or stock purchase rights under the Company's Incentive Stock Plans described in the Registration Statement.

          (xxii) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

         (xxiii) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

         (xxiv) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

           (xv) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

    2. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase, at a price of
$        per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with
Section 9 hereof.

    Payment for the Firm Shares to be sold hereunder is to be made in same day federal funds against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of BT Alex. Brown Incorporated, One South Street, Baltimore, Maryland 21202 at 10:00 a.m. Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as you and the Company shall agree upon in writing, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the third business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

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    In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this
Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 1,000,000, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in same day federal funds against delivery of certificates therefor at the offices of BT Alex. Brown Incorporated, One South Street, Baltimore, Maryland 21202.

    3. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

    It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

    4.  COVENANTS OF THE COMPANY.

        (a) The Company covenants and agrees with the several Underwriters that:

            (i) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet

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       meeting the requirements of Rule 434(b) or (c), as applicable, of the
       Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus or the Incorporated Documents, or, prior to the end of the period of time in which a prospectus relating to the Shares is required to be delivered under the Act, file any document which upon filing becomes an Incorporated Document, which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations , the Exchange Act and the rules and regulations of the Commission thereunder and the provisions of this Agreement.

            (ii) The Company will advise the Representatives promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

           (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

           (iv) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first (1st) full business day following the first day that Shares are traded, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary

       Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
       Section 10(a)(3) of the Act, and the Incorporated Documents (three of which will include all exhibits,) all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, BT Alex. Brown Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

            (v) If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

           (vi) [The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.]

           (vii) No offering, sale or other disposition of any Common Stock of the Company will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives except that the Company may, without such consent, issue shares (A) upon the exercise of options outstanding on the date of this Agreement issued pursuant to the Company's 1992 Stock Plan or 1995 Director Option Plan or pursuant to the Company's 1995 Employee Stock Purchase Plan, and (B) in any transaction in which the shares issued are not eligible for sale in the public market during such 90 day period.

    5. COSTS AND EXPENSES. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Master Agreement Among Underwriters, the Underwriters' Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under state securities or blue sky laws. Any transfer taxes imposed on the sale of the shares to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in
Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on the Company's part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

    6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

        (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and the Company is duly qualified to transact business in all jurisdictions in which the ownership and leasing of property or the conduct of their business requires such qualification, except where the failure so to qualify would not have a material adverse effect upon the business, condition (financial or other) of the Company. The Company has full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

            (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus as of the dates stated therein, and such counsel shall specify the number of shares of Common Stock issued and outstanding as of the date of such opinion; the authorized shares of its Capital Stock have been duly authorized; all of the outstanding shares of its Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Shares (including the Firm Shares and Option Shares, if any) to be sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and non-assessable; no preemptive rights of shareholders set forth in the Company's Certificate of Incorporation or, to the knowledge of such counsel, similar contractual rights to purchase, exist with respect to any of the Shares or the issue and sale thereof; and, to the knowledge of such counsel, no registration rights exist with respect to the capital stock of the Company which have not been satisfied or waived in connection with the offering of the Shares; the public offering contemplated hereby will cause a conversion of the outstanding shares of Preferred Stock into Common Stock pursuant to the Company's Certificate of Incorporation; all necessary and proper corporate proceedings have been taken in order to validly authorize the Common Stock issuable upon the conversion of such Preferred Stock into Common Stock, and no further approval or authority of the stockholders or the Board of Directors of the Company is required for the sale of the Shares to be sold by the Company as contemplated hereby.

           (iii) All of the Shares conform in all material respects to the description thereof contained in the Prospectus, and the certificates evidencing the Shares are in due and proper form under the Delaware General Corporation Law.

           (iv) Except as specifically disclosed in the Registration Statement and the financial statements of the Company, and the related notes thereto, to such counsel's knowledge, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its capital stock or any such options, rights, convertible securities or obligations. The descriptions of the Company's stock option and other stock-based plans set forth in the Prospectus are accurate summaries and fairly present in all material respects the information required to be shown with respect to such plans and rights.

            (v) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, any required filing of the Prospectus and any supplement thereto pursuant to the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

           (vi) The Registration Statement, the Prospectus, the Incorporated Documents and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to (A) the financial statements, notes thereto and related schedules and other financial information and statistical data included therein or (B) any information furnished in writing by or through the Representatives specifically for use in the preparation thereof).

           (vii) The statements incorporated by reference into the Registration Statement and the Prospectus insofar as such statements constitute a summary of documents referred to therein or matters of law, are in all material respects, accurate summaries and fairly and correctly present the information called for with respect to such documents and matters of law.

          (viii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus or incorporated by reference which are not so filed, or described as required, and such contracts and documents as are described in the Registration Statement, the Prospectus or the Incorporated Documents are accurately described in all material respects.

           (ix) To such counsel's knowledge, there is no legal action, suit or proceeding pending or threatened against the Company of a character required to be disclosed in the Registration Statement, the Prospectus or the Incorporated Documents pursuant to the Act and the Rules and Regulations or the Exchange Act, as applicable; to such counsel's knowledge, the Company is not a party or subject to provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or agency the effect of which could be material and adverse to the business, condition (financial or otherwise) or results of operations of the Company.

            (x) To such counsel's knowledge, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not: (a) violate any of the provisions of the Certificate of Incorporation or bylaws of the Company;
       (b) to such counsel's knowledge, violate any material statute, injunction, judgment, order, decree, rule or regulation of any court or any governmental, regulatory or administrative body or agency having jurisdiction over the Company or any of its property (other than as may be required by the NASD with respect to compensation of underwriters or as required by state securities or Blue Sky laws as to which such counsel need express no opinion); and (c) conflict with or result in the breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or with the giving of notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company is a party or by which the Company or any of its property known to such counsel is or may be bound or affected, except where such breach, violation or default would not have material adverse effect on the business, financial condition or results of operations of the Company.

           (xi) The Company has the corporate power and authority to enter into this agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

           (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD with respect to compensation of the Underwriters and compliance with Regulation M of the Exchange Act or as required by state securities and blue sky laws as to which such counsel need express no opinion) except such as have been obtained or made and are in full force and effect, specifying the same.

           In rendering such opinion, such counsel may rely as to matters governed by laws other than the General Corporation Law of the State of Delaware, the laws of the State of California and the federal laws of the United States, on local counsel in such jurisdictions, PROVIDED that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, notes thereto and related schedules and the other financial information and statistical data included therein or information supplied by the Underwriters for use therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth in their opinion, but is without independent check and verification.

        (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hogan &. Hartson, LLP, special regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that the statements in the Prospectus under the captions "Risk Factors--Government Regulation," "Risk Factors--Uncertainty Relating to Third Party Reimbursement," "Business-- Government Regulation--United States," and "Business--Third Party Reimbursement," insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, and Title XVIII of the Social Security Act, as amended, and the regulations promulgated thereunder, have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus. In rendering such opinion, such counsel may state that they have not independently verified nor do they take any responsibility for nor are they addressing in any way any advents of fact, any statements concerning state or foreign law or any legal conclusions or statements of belief attributable to the Company.

        (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Medical Technology Consultants Europe Ltd., special international regulatory counsel for the Company dated the Closing Date or the Option Closing Date, as the case may be, addressed the Underwriters, to the effect that the statements in the Registration Statement and the Prospectus under the captions "Risk Factors--Government Regulation" and "Business-- Government Regulation--International," insofar as such statements purport to summarize applicable provisions of international regulatory requirements have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Registration Statement and the Prospectus. In rendering such opinion, such counsel may state that they have not independently verified nor do they take any responsibility for nor are they addressing in any way any advents of fact, any statements concerning state or foreign law or any legal conclusions or statements of belief attributable to the Company.

        (e) The Representatives shall have received on the Closing Date or the Option Closing Dated, as the case may be, the opinion of Townsend and Townsend and Crew, special patent counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

            (i) The statements in the Registration Statement under the captions "Risk Factors-- Reliance on Patents and Protection of Proprietary Technology" and Business--Patents and Proprietary Rights" and other statements in the Registration Statement and Prospectus that discuss patents, patent rights and other proprietary rights, to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, are accurate and complete statements or summaries of the matters therein set forth.

            (ii) Such counsel is not aware of any patent, patent right or other proprietary right of others which would prevent the conduct of the business of the Company now being or currently proposed to be conducted by the Company as described in the Prospectus; and such counsel is not aware of any rights of third parties to, or any infringement by third parties of, any of the Company's patents, patent rights or other proprietary rights.

           (iii) To such counsel's knowledge, there is no pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company is violating any patents, patent rights, rights thereto or other proprietary rights of others; or otherwise challenging the validity or scope of any such patents, patent rights, rights, patent rights and other proprietary rights thereto of others or other proprietary rights.

           In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective the description of the Company's patents, patent rights and other proprietary rights matters and the statements made under the captions "Risk Factors--Reliance on Patents and Protection of Proprietary Rights" and "Business--Patents and Proprietary Rights" in the Registration Statements and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or the Option Closing Date, as the case may be, the description of the patent, patent rights and other proprietary rights, situation of the Company and the statements made under the captions "Risk Factors--Reliance on Patents and Protection of Proprietary Rights" and Business--Patents and Proprietary Rights" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

        (f) The Representatives shall have received from Venture Law Group, A Professional Corporation, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect that: (i) the Company is a validly organized and existing corporation under the laws of the State of Delaware, with corporate power and corporate authority to own its property and conduct its business as described in the Prospectus; (ii) the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the

    Company's Common Stock, have been duly authorized and will be validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the shares of Common Stock including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; (iii) the Registration Statement has become effective under the Act, and to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act;
    (iv) the Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to the financial statements, notes thereto and related schedules and the other financial information and statistical data included therein); and (v) this Agreement has been duly authorized, executed and delivered by the Company. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, the Prospectus or any amendment thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to the financial statements, notes thereto and related schedules and the other financial information and statistical data included therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

        (g) The Representatives shall have received at or prior to the Closing Date from Venture Law Group, A Professional Corporation, a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or blue sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

        (h) The Representatives shall have received on the effective date of the Registration Statement, the Closing Date or the Option Closing Date, as the case may be, a signed letter from Ernst & Young LLP, dated the effective date of the Registration Statement, the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representatives on the date hereof, that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Representatives.

        (i) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them as an officer of the Company severally represents as follows:

           (A) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and, to his knowledge, no proceedings for such purpose have been taken or are contemplated by the Commission.

           (B) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement or the Incorporated Documents, which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

           (C) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto and the Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission, contained all material information required to be included therein by the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

           (D) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been
       (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

        (j) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

        (k) The Firm Shares and the Option Shares, if any, have been approved for quotation on the Nasdaq National Market.

        (l) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from Ernst & Young LLP addressed to the Company and the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be,
    (i) confirming, to the extent true, that the statements
    and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Ernst & Young LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the balance sheets of the Company for the periods from inception to March 31, 1993 and for the periods for years ended March 31, 1994 to March 31, 1997 and related statements of operations, shareholders' equity, and cash flows for the periods from inception to 1993 and for the twelve (12) months each of the periods ended March 31, 1994 to March 31, 1997, (iii) state that Ernst & Young LLP has performed the procedure set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of Ernst & Young LLP as described in SAS 71 on the financial statements for each of the quarters ended September 30, 1996 and 1997, and (iv) address other matters agreed upon by Ernst & Young LLP and you. In addition, you shall have received from Ernst & Young LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the
    Company's financial statements as of March 31,     , did not disclose any
    weaknesses in internal controls that they considered to be material weaknesses.

    The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Venture Law Group, A Professional Corporation, counsel for the Underwriters.

    If any of the conditions herein above provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

    In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

    7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

    8.  INDEMNIFICATION.

        (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in or incorporated by reference into the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Preliminary Prospectus or Prospectus or in the section thereof entitled "Underwriting"); and (ii) that the Company shall not be liable to any Underwriter with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in or incorporated by reference into the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof (which the parties hereto agree is limited solely to that information contained on the cover page of the Preliminary Prospectus or Prospectus or in the section thereof entitled "Underwriting"). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in
    Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (in the reasonable judgment of such indemnified party) and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (based on advise of counsel to the indemnified party). It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Sections 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, including any document incorporated by reference therein, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

    9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

    10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters to BT Alex. Brown Incorporated, One South Street, Baltimore, Maryland 21202, Attention: Syndicate; and if to the Company, to Perclose, Inc., 199 Jefferson Drive, Menlo Park, California,
Attention: Henry A. Plain, Jr.

    11. TERMINATION. This Agreement may be terminated by you by notice to the Company as follows:

        (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M., Baltimore time, on the first business day following the date of this Agreement;

        (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, or management of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or number of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company,
    (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

        (c) as provided in Sections 6 and 9 of this Agreement.

    This Agreement may also be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

    12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters, and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

    13. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

    If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                          Very truly yours,
                                          PERCLOSE, INC.
                                          By:
                                             -----------------------------------
                                             Henry A. Plain, Jr.
                                             President and Chief Executive
                                          Officer

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

BT ALEX. BROWN INCORPORATED
PIPER JAFFRAY INC.
As Representatives of the
several Underwriters listed
on Schedule I

By: BT ALEX. BROWN INCORPORATED
   By
      --------------------------------
      Authorized Officer

                                   SCHEDULE I
                            SCHEDULEOF UNDERWRITERS

                                                                                                     NUMBER OF
                                                                                                    FIRM SHARES
UNDERWRITER                                                                                       TO BE PURCHASED
------------------------------------------------------------------------------------------------  ----------------
BT Alex. Brown Incorporated.....................................................................
Piper Jaffray Inc...............................................................................

                                                                                                  ----------------
  Total.........................................................................................       1,000,000
                                                                                                  ----------------
                                                                                                  ----------------